Exhibit 10.25

OMNIBUS AMENDMENT

OMNIBUS AMENDMENT

DATED AS OF MARCH 21, 2008

BY AND AMONG

USS RECEIVABLES COMPANY, LTD.,

UNITED STATIONERS FINANCIAL SERVICES LLC,

UNITED STATIONERS SUPPLY CO.,

FALCON ASSET SECURITIZATION COMPANY LLC,

PNC BANK, NATIONAL ASSOCIATION,

MARKET STREET FUNDING LLC,

JPMORGAN CHASE BANK, N.A.
(successor by merger to BANK ONE, NA (Main Office Chicago)),

FIFTH THIRD BANK

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.
(successor in interest to JPMORGAN CHASE BANK, N.A.), as Trustee

AMENDMENT NO. 5 TO SERIES 2004-1 SUPPLEMENT

AMENDMENT NO. 6 TO SERIES 2003-1 SUPPLEMENT

AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED SERIES
2000-2 SUPPLEMENT

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED POOLING
AGREEMENT

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Omnibus Amendment”) is entered into as of March 21, 2008 by and among USS Receivables Company, Ltd., a Cayman Islands limited liability company (“USSR”), United Stationers Financial Services LLC, an Illinois limited liability company (“USFS”), United Stationers Supply Co., an Illinois corporation (“USSC”, and together with USSR and USFS, the “USS Companies”), Falcon Asset Securitization Company LLC, a Delaware limited liability company (“Falcon”), PNC Bank, National Association, as Administrator under and as defined in the Series 2000-2 Supplement referred to below (“PNC”), Market Street Funding LLC (“Market Street”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as the Funding Agent and the sole APA Bank under and as defined in the Series 2003-1 Supplement referred to below (“JPMorgan Chase Bank” or the “Funding Agent”), Fifth Third Bank, as Administrator under and as defined in the Series 2004-1 Supplement referred to below (“Fifth Third”) and The Bank of New York Trust Company, N.A. (successor in interest to JPMorgan Chase Bank, N.A.), as Trustee (the “Trustee”).

RECITALS

WHEREAS, USSR, USFS, as Servicer (the “Servicer”), and the Trustee are parties to that certain Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Pooling Agreement”);

WHEREAS, USSR, the Servicer, Fifth Third and the Trustee are parties to that certain Series 2004-1 Supplement, dated as of March 26, 2004, to the Pooling Agreement, as amended by the Omnibus Amendment with respect thereto, dated as of March 25, 2005, as further amended by the Omnibus Amendment with respect thereto, dated as of March 24, 2006, as further amended by the Omnibus Amendment with respect thereto, dated as of March 23, 2007 and as further amended by the Omnibus Amendment with respect thereto, dated as of July 26, 2007 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Series 2004-1 Supplement”);

WHEREAS, USSR, the Servicer, Falcon, JPMorgan Chase Bank and the Trustee are parties to that certain Series 2003-1 Supplement, dated as of March 28, 2003, to the Pooling Agreement, as amended by the Omnibus Amendment with respect thereto, dated as of March 26, 2004, as further amended by the Omnibus Amendment with respect thereto, dated as of March 25, 2005, as further amended by the Omnibus Amendment with respect thereto, dated as of March 24, 2006, as further amended by the Omnibus Amendment with respect thereto, dated as of March 23, 2007 and as further amended by the Omnibus Amendment with respect thereto, dated as of July 26, 2007 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Series 2003-1 Supplement”);

WHEREAS, USSR, the Servicer, PNC, Market Street and the Trustee are parties to that certain Second Amended and Restated Series 2000-2 Supplement, dated as of March 28, 2003, to the Pooling Agreement, as amended by the Omnibus Amendment with respect thereto, dated as of March 26, 2004, as further amended by the Omnibus Amendment with respect thereto, dated as of March 25, 2005, as further amended by the Omnibus Amendment with respect thereto, dated as of March 24, 2006, as further amended by the Omnibus Amendment with respect thereto, dated as of March 23, 2007 and as further amended by the Omnibus Amendment with respect thereto, dated as of July 26, 2007 (as so amended and as further amended, supplemented, restated or otherwise modified and in effect from time to time, the “Series 2000-2 Supplement”);

WHEREAS, each of the parties hereto now desires to amend each of the Pooling Agreement, the Series 2004-1 Supplement, the Series 2003-1 Supplement and the Series 2000-2 Supplement (collectively, the “Amended Documents”), in each case, subject to the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                            Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Pooling Agreement or, if not defined therein, the Series 2004-1 Supplement, Series 2003-1 Supplement or Series 2000-2 Supplement, as applicable.

Section 2.                                            Amendments to the Series 2004-1 Supplement. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 6 of this Omnibus Amendment, the Series 2004-1 Supplement is hereby amended, effective as of the date first written above, as follows:

(a)                                  by amending and restating the definition of “Accrual Period” appearing in Section 1.1 thereof as follows:

“Accrual Period” shall mean the period from and including the first day of each calendar month to and including the last day of such calendar month, provided that the final Accrual Period hereunder shall terminate on the date of the final payment made hereunder on the VFC Certificate.

(b)                                 by amending and restating the definition of “Commitment Expiry Date” appearing in Section 1.1 thereof as follows:

“Commitment Expiry Date” shall mean March 20, 2009 (as may be extended for up to an additional 364 days from time to time in writing by the Committed Purchaser and the Administrator in their sole discretion).

(c)                                  by amending and restating the definition of “Commitment Termination Date” appearing in Section 1.1 thereof as follows:

“Commitment Termination Date” shall mean the earlier to occur of (i) the date on which the Purchase Limit has been reduced to zero pursuant to Section 2.8 of this Supplement, and (ii) March 18, 2011.

(d)                                 by amending and restating the definition of “Rate Period” appearing in Section 1.1 thereof as follows (solely for convenience, changed language is italicized):

“Rate Period” shall mean, unless otherwise agreed by the Administrator and the Company, with respect to any Funding Tranche, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Funding Tranche and ending on (but excluding) the first day of the next following calendar month, and (ii) thereafter each period commencing on (and including) the first day of each calendar month and ending on the first day of the next following calendar month; provided, that:

(A)                              any Rate Period with respect to any Funding Tranche not funded at the CP Rate which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, if Yield in respect of such Rate Period is computed by reference to the Euro-Rate, and such Rate Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Rate Period shall end on the next preceding Business Day;

(B)                                in the case of any Rate Period for any Funding Tranche which commences before the occurrence of an Early Amortization Event and would otherwise end on a date occurring after the occurrence of an Early Amortization Event, such Rate Period shall end on the date of the occurrence of an Early Amortization Event and the duration of each Rate Period which commences on or after the occurrence of an Early Amortization Event shall be of such duration as shall be selected by the Administrator; and

(C)                                any Rate Period in respect of which Yield is computed by reference to the CP Rate may be terminated at the election of, and upon notice thereof to the Company and the Servicer by, the Administrator any time, in which case the Funding Tranche allocated to such terminated Rate Period shall be allocated to a new Rate Period commencing on (and including) the date of such termination and ending on (but excluding) the first day of the next following calendar month and shall accrue Yield at the Alternate Rate.

(e)                                  by amending and restating paragraphs (b) and (c) of Section 2.9 as follows (solely for convenience, changed language is italicized):

(b)                            The Servicer shall distribute pursuant to subsection 3A.6(b), from amounts on deposit in the Series 2004-1 Collection Sub-account, to the Administrator, for the account of the Committed Purchaser, on each Distribution Date, a commitment fee with respect to the Accrual Period most recently ended on or prior to such date (the “Commitment Fee”) at the Commitment Fee Rate of the average daily excess of 102% of the Purchase Limit over the average Series 2004-1 Purchaser Invested Amount during such Accrual Period for the actual number of days in such Accrual Period. The Commitment Fee shall be payable (i) monthly in arrears on each Distribution Date for such Accrual Period and (ii) on the Facility Termination Date. To the extent that funds on deposit in the Series 2004-1 Collection Sub-account at any such date are insufficient to pay the Commitment Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Administrator the amount of any such deficiency.

(c)                             The Servicer shall distribute pursuant to subsection 3A.6(b), from amounts on deposit in the Series 2004-1 Collection Sub-account, to the Administrator, for the account of the Committed Purchaser, on each Distribution Date, a utilization fee (the “Utilization Fee”) with respect to the Accrual Period most recently ended on or prior to such date at the Utilization Fee Rate of the average daily Series 2004-1 Purchaser Invested Amount during such period for the actual number of days in such Accrual Period. The Utilization Fee shall be payable (i) monthly in arrears on each Distribution Date for such Accrual Period and (ii) on the Facility Termination Date. To the extent that funds on deposit in the Series 2004-1 Collection Sub-account at any such date are insufficient to pay the Utilization Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Administrator the amount of any such deficiency.

(f)                                    by amending and restating the first sentence of paragraph (a) of Section 3A.4 as follows (solely for convenience, added language is italicized):

On or before the Business Day preceding the each Distribution Date, the Administrator shall notify the Servicer and the Trustee of the Series 2004-1 Monthly Interest Amount for the most recent Accrual Period ending on or before the related Distribution Date.

(g)                                 by amending and restating the first sentence of paragraph (c) of Section 3A.4 as follows (solely for convenience, added language is italicized):

On each Distribution Date, the Servicer shall determine the excess, if any (the “Interest Shortfall”), of (i) the Series 2004-1 Monthly Interest for the most recent Accrual Period ending on or before such Distribution Date over (ii) the amount which will be available to be distributed to the Purchasers on such Distribution Date in respect thereof pursuant to this Supplement.

Section 3.                                            Amendments to the Series 2003-1 Supplement. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 6 of this Omnibus Amendment, Section 1.1 of the Series 2003-1 Supplement is hereby amended, effective as of the date first written above, as follows:

(a)                                  by amending and restating the definition of “Commitment Expiry Date” as follows:

“Commitment Expiry Date” shall mean March 20, 2009 (as may be extended for up to an additional 364 days from time to time in writing by Initial Purchaser, the Funding Agent and the APA Banks).

(b)                                 by amending and restating the definition of “Commitment Termination Date” as follows:

“Commitment Termination Date” shall mean the earliest to occur of (i) the date on which the Aggregate Commitment Amount has been reduced to zero pursuant to Section 2.7 of this Supplement, (ii) the Commitment Expiry Date, (iii) the Optional Termination Date, (iv) the date on which the Early Amortization Period is declared to commence or automatically commences and (v) March 18, 2011.

Section 4.                                            Amendments to the Series 2000-2 Supplement. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 6 of this

Omnibus Amendment, Section 1.1 of the Series 2000-2 Supplement is hereby amended, effective as of the date first written above, as follows:

(a)                                  by amending and restating the definition of “Accrual Period” appearing in Section 1.1 thereof as follows:

“Accrual Period” shall mean the period from and including the first day of each calendar month to and including the last day of such calendar month, provided that the final Accrual Period hereunder shall terminate on the date of the final payment made hereunder on the VFC Certificate.

(b)                                 by amending and restating the definition of “Commitment Expiry Date” as follows:

“Commitment Expiry Date” shall mean March 20, 2009 (as may be extended for up to an additional 364 days from time to time in writing by the Committed Purchaser and the Administrator in their sole discretion).

(c)                                  by amending and restating the definition of “Commitment Termination Date” as follows:

“Commitment Termination Date” shall mean the earlier to occur of (i) the date on which the Purchase Limit has been reduced to zero pursuant to Section 2.8 of this Supplement, and (ii) March 18, 2011.

(d)                                      by amending and restating the definition of “Rate Period” appearing in Section 1.1 thereof as follows (solely for convenience, changed language is italicized):

“Rate Period” shall mean, unless otherwise agreed by the Administrator and the Company, with respect to any Funding Tranche, (i) initially the period commencing on (and including) the date of the initial purchase or funding of such Funding Tranche and ending on (but excluding) the first day of the next following calendar month, and (ii) thereafter each period commencing on (and including) the first day of each calendar month and ending on the first day of the next following calendar month; provided, that:

(A)                              any Rate Period with respect to any Funding Tranche not funded at the CP Rate which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; provided, however, if Yield in respect of such Rate Period is computed by reference to the Euro-Rate, and such Rate Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Rate Period shall end on the next preceding Business Day;

(B)                                in the case of any Rate Period for any Funding Tranche which commences before the occurrence of an Early Amortization Event and would otherwise end on a date occurring after the occurrence of an Early Amortization Event, such Rate Period shall end on the date of the occurrence of an Early Amortization Event and the duration of each Rate Period which commences on or after the occurrence of an Early Amortization Event shall be of such duration as shall be selected by the Administrator; and

(C)                                any Rate Period in respect of which Yield is computed by reference to the CP Rate may be terminated at the election of, and upon notice thereof to the Company and the Servicer by, the Administrator any time, in which case the Funding Tranche allocated to such terminated Rate Period shall be allocated to a new Rate Period commencing on (and including) the date of such termination and ending on (but excluding) the first day of the next following calendar month and shall accrue Yield at the Alternate Rate.

(e)                                  by amending and restating paragraphs (b) and (c) of Section 2.9 as follows (solely for convenience, changed language is italicized):

(b)                                 The Servicer shall distribute pursuant to subsection 3A.6(b), from amounts on deposit in the Series 2000-2 Collection Sub-account, to the Administrator, for the account of the Committed Purchaser, on each Distribution Date, a commitment fee with respect to the most recent Accrual Period ending on or prior to such date (the “Commitment Fee”) at the Commitment Fee Rate of the average daily excess of 102% of the Purchase Limit over the average Series 2000-2 Purchaser Invested Amount during such Accrual Period for the actual number of days in such Accrual Period. The Commitment Fee shall be payable (i) monthly in arrears on each Distribution Date and (ii) on the Facility Termination Date. To the extent that funds on deposit in the Series 2000-2 Collection Sub-account at any such date are insufficient to pay the Commitment Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Administrator the amount of any such deficiency.

(c)                                  The Servicer shall distribute pursuant to subsection 3A.6(b), from amounts on deposit in the Series 2000-2 Collection Sub-account, to the Administrator, for the account of the Committed Purchaser, on each Distribution Date, a utilization fee (the “Utilization Fee”) with respect to the

Accrual Period most recently ended on or prior to such date at the Utilization Fee Rate of the average daily Series 2000-2 Purchaser Invested Amount during such period for the actual number of days in such Accrual Period. The Utilization Fee shall be payable (i) monthly in arrears on each Distribution Date for such Accrual Period and (ii) on the Facility Termination Date. To the extent that funds on deposit in the Series 2000-2 Collection Sub-account at any such date are insufficient to pay the Utilization Fee due on such date, the Servicer shall so notify the Company and the Company shall immediately pay the Administrator the amount of any such deficiency.

(f)                                    by amending and restating the first sentence of paragraph (a) of Section 3A.4 as follows (solely for convenience, added language is italicized):

On or before the Business Day preceding the each Distribution Date, the Administrator shall notify the Servicer and the Trustee of the Series 2000-2 Monthly Interest Amount for the most recent Accrual Period ending on or before the related Distribution Date.

(g)                                 by amending and restating paragraph (c) of Section 3A.4 as follows (solely for convenience, added language is italicized):

On each Distribution Date, the Servicer shall determine the excess, if any (the “Interest Shortfall”), of (i) the Series 2000-2 Monthly Interest for the most recent Accrual Period ending on or before such Distribution Date over (ii) the amount which will be available to be distributed to the Purchasers on such Distribution Date in respect thereof pursuant to this Supplement. If the Interest Shortfall with respect to the Accrual Period ended most recently on or prior to any Distribution Date is greater than zero, an additional amount (“Additional Interest”) equal to the product of (A) the number of days until such Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the Base Rate plus 2.0% and (C) such Interest Shortfall (or the portion thereof which has not been paid to the Committed Purchaser) shall be payable as provided herein with respect to the VFC Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Interest Shortfall is paid to the VFC Certificateholders.

(h)                                 by amending and restating clause (iii) of paragraph (a) of Section 3A.6 as follows (solely for convenience, added language is italicized):

(iii) ratably, to the payment of all accrued and unpaid Series 2000-2 Monthly Interest payable with respect to the Accrual Period ended most recently on or prior to such Distribution Date (the “Monthly Interest Payment”), plus the amount of any Monthly Interest Payment previously due but not distributed to the Administrator, for further distribution to the Committed Purchaser on a prior Distribution Date, plus the amount of any Additional Interest with respect to the Accrual Period ended most recently on or prior to such Distribution Date and any Additional Interest previously due but not distributed to the Administrator, for further distribution to the Committed Purchaser on a prior Distribution Date, plus all accrued and unpaid fees under the Fee Letter (including the Commitment Fee and the Utilization Fee);

Section 5.                                            Amendments to the Pooling Agreement. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 6 of this Omnibus Amendment, Section 1.1 of the Pooling Agreement is hereby amended by amending and restating clause (i) of the definition of “Eligible Receivable” as follows:

(i) (A) it is not a Receivable for which the applicable Seller (or any of its transferees) has established an offsetting specific reserve (other than a specific default or loss reserve), provided that a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent not so subject, and (B) it is not a Receivable for which the applicable Seller (or any of its transferees) has established a specific default or loss reserve in the amount of 100% of such Receivable;

Section 6.                                            Conditions to Effectiveness of this Omnibus Amendment. The effectiveness of this Omnibus Amendment is subject to the satisfaction of the following conditions precedent:

(a)                                  Omnibus Amendment. The Trustee shall have received, on or before the date hereof, executed counterparts of this Omnibus Amendment, duly executed by each of the parties hereto.

(b)                                 Representations and Warranties. As of the date hereof, both before and after giving effect to this Omnibus Amendment, all of the representations and warranties of the USS Companies contained in each Amended Document, as amended hereby and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of the USS Companies shall be deemed to have represented and warranted such).

(c)                                  No Early Amortization Event. As of the date hereof both before and after giving effect to this Omnibus Amendment, no Early

Amortization Event shall have occurred and be continuing (and by its execution hereof, each of the USS Companies shall be deemed to have represented and warranted such).

(d)           Payment of Fees. The USS Companies shall have paid all costs, fees and expenses due and owing, by any of them, pursuant to the Fee Letter.

Section 7                Miscellaneous.

(a)           Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Amended Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any of the Trustee, the Funding Agent, Falcon, PNC, Fifth Third or Market Street may now have or may have in the future under or in connection with any Amended Document, as amended hereby or any other instrument or agreement referred to therein. Each reference in the Series 2004-1 Supplement to “this Supplement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Series 2004-1 Supplement” shall mean the Series 2004-1 Supplement as amended hereby. Each reference in the Series 2003-1 Supplement to “this Supplement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Series 2003-1 Supplement” shall mean the Series 2003-1 Supplement as amended hereby. Each reference in the Series 2000-2 Supplement to “this Supplement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Series 2000-2 Supplement” shall mean the Series 2000-2 Supplement as amended hereby. This Omnibus Amendment shall be construed in connection with and as part of each Amended Document, as amended hereby, respectively, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)           Transaction Documents. This Omnibus Amendment is a Transaction Document executed pursuant to the Amended Documents and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)           Costs, Fees and Expenses. The USS Companies agree to reimburse each of the Trustee, the Funding Agent, Falcon, PNC, Fifth Third and Market Street on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to each of the Trustee, the Funding Agent, Falcon, PNC, Fifth Third and Market Street) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.

(d)           Counterparts. This Omnibus Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

(e)           Severability. If any one or more of the covenants, agreements, provisions or terms of this Omnibus Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Omnibus Amendment and shall in no way affect the validity or enforceability of the other provisions of this Omnibus Amendment.

(f)            GOVERNING LAW. THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(g)           On the date hereof, (i) Fifth Third is the holder of one hundred percent of the interest in the Series 2004-1 Supplement VFC Certificate, (ii) Falcon is the holder of one hundred percent of the interest in the Series 2003-1 Supplement VFC Certificate and (iii) Market Street is the holder of one hundred percent of the interest in the Series 2000-2 Supplement VFC Certificate. Each of Fifth Third, Falcon and Market Street hereby authorizes and directs the Trustee (as defined in each Supplement) to execute and deliver this Omnibus Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

USS RECEIVABLES COMPANY, LTD.

By:	/s/ Victoria J. Reich
Name:	Victoria J. Reich
Title:	President

UNITED STATIONERS FINANCIAL SERVICES LLC, as Servicer under and as defined in the Pooling Agreement and the Supplements

By:	/s/ Victoria J. Reich
Name:	Victoria J. Reich
Title:	President

FIFTH THIRD BANK, as Administrator and Committed Purchaser under and as defined in the Series 2004-1 Supplement

By:	/s/ Brian Gardner
Name:	Brian Gardner
Title:	Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA (Main Office Chicago)), individually as the sole APA Bank and as Funding Agent under and as defined in the Series 2003-1 Supplement

By:	/s/ David Whiting
Name:	David Whiting
Title:	Vice President

FALCON ASSET SECURITIZATION COMPANY LLC, as Initial Purchaser under and as defined in the Series 2003-1 Supplement
By:	JPMorgan Chase Bank, N.A. (successor by Merger to Bank One, NA (Main Office Chicago)),
Its:	Attorney-In-Fact

By:	/s/ David Whiting
Name:	David Whiting
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator under and as defined in the Series 2000-2 Supplement

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

MARKET STREET FUNDING LLC, as Committed Purchaser under and as defined in the Series 2000-2 Supplement

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Administrator under and as defined in the Series 2000-2 Supplement

By:
Name:
Title:

MARKET STREET FUNDING LLC, as Committed Purchaser under and as defined in the Series 2000-2 Supplement

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

THE BANK OF NEW YORK TRUST COMPANY, N.A. (successor in interest to JPMORGAN CHASE BANK, N.A.), as Trustee

By:	/s/ Bill Marshall
Name:	Bill Marshall
Title:	Vice President